UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

ELECTRAMECCANICA VEHICLES CORP.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38612	98-1485035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Silver Drive Third Floor Burnaby, British Columbia, Canada	V5H 0H5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 428-7656

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	SOLO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 21, 2023, ElectraMeccanica Vehicles Corp. (the “Company”) held its 2023 Annual General Meeting of Shareholders (the “Annual Meeting”). The final voting results for the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting, each of which is described in more detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on November 22, 2023, are set forth below.

Proposal No. 1: Election of Directors. The individuals listed below were elected to serve as directors of the Company until the Company’s next annual general meeting of shareholders or until their successors have been duly elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Susan Docherty	8,018,960	2,212,971	36,075,155
Luisa Ingargiola	7,897,402	2,334,529	36,075,155
Dietmar Ostermann	8,116,738	2,115,193	36,075,155
Michael Richardson	8,036,246	2,195,685	36,075,155
Steven Sanders	8,206,073	2,025,858	36,075,155
David Shemmans	7,984,783	2,247,148	36,075,155
Joanne Yan	8,296,068	1,935,863	36,075,155

Proposal No. 2: Re-Appointment of KPMG. The proposal to re-appoint KPMG LLP as the independent registered public accounting firm of the Company until the close of the Company’s next annual general meeting was approved as follows:

Votes For	Votes Withheld	Broker Non-Votes
41,172,478	5,134,608	0

Proposal No. 3: Say-On-Pay Advisory Vote. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers (“Say-on-Pay”) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,453,976	2,746,529	1,031,426	36,075,155

Proposal No. 4: Advisory Vote on Frequency of Future Say-On-Pay Votes. The option of three years was voted as the preferred frequency selected by the Company’s shareholders for future Say-on-Pay votes:

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
5,213,963	464,375	3,345,163	1,208,430	36,075,155

Disclosure Regarding Frequency of Future Say-on-Pay Votes

Based on the voting results for Proposal 4, the Company has determined to hold future Say-on-Pay votes every three years until the next required advisory vote on the preferred frequency of Say-on-Pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2023	ELECTRAMECCANICA VEHICLES CORP.

	By:	/s/ Michael Bridge
Michael Bridge
General Counsel and Corporate Secretary